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                                                                     Exhibit 4.1

                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of October 11, 1999, by and among Regeneration Technologies, Inc., a Florida corporation (the "Company"), the investors set forth on Exhibit A to the Purchase Agreement (as defined below) (the "Class C Investors"), the investors listed on Exhibit A hereto (the "Class B Investors"), and the investors listed on Exhibit B hereto (the "Class A Investors"). All parties to this Agreement shall be referred to herein collectively as the "Parties." The Class A Investors, the Class B Investors and the Class C Investors shall be referred to herein individually as an "Investor" and collectively as the "Investors."

      WHEREAS, the Class A Investors own in the aggregate 1,777,348 outstanding shares of the Class A Convertible Preferred Stock of the Company, par value $0.001 per share (the "Class A Preferred");

      WHEREAS, the Class B Investors own in the aggregate 748,152 outstanding shares of the Class B Convertible Preferred Stock of the Company, par value $0.001 per share (the "Class B Preferred");

      WHEREAS, the Company and the Class C Investors are parties to that certain convertible Class C Preferred Stock and Warrant Purchase Agreement of even date herewith (the "Purchase Agreement"), pursuant to which the Class C Investors are purchasing an aggregate of 368,990 shares of Class C Convertible Preferred Stock of the Company, $0.001 par value per share (the "Class C Preferred"); and

      WHEREAS, as a condition to and to effect the transfer of assets to the Company and the sale of the Class C Preferred, it is in the best interests of the Company to grant to the Investors certain registration rights.

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                    ARTICLE I
                               REGISTRATION RIGHTS

            1.1 Certain Definitions. As used in this Article 1 and elsewhere in this Agreement, the following terms shall have the following respective meanings:

                  "Class A Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the Class A Preferred; (ii) any shares of Common Stock of


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the Company acquired by the Class A Investors pursuant to Section 2 of that certain Stockholders' Agreement by and among the Parties and of even date herewith (the "Stockholders' Agreement"); and (iii) any other shares of Common Stock of the Company issued in respect of such shares described in clauses (i) and (ii) above (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Class A Registrable Shares shall cease to be Class A Registrable Shares upon any sale pursuant to a Registration Statement, Section 4(1) of the Securities Act or Rule 144 under the Securities Act. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Class A Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Class A Preferred even if such conversion has not yet been effected.

                  "Class B Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the Class B Preferred; (ii) any shares of Common Stock of the Company acquired by the Class B Investors pursuant to Section 2 of that certain Stockholders' Agreement by and among the Parties and of even date herewith (the "Stockholders' Agreement"); and (iii) any other shares of Common Stock of the Company issued in respect of such shares described in clauses (i) and (ii) above (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Class B Registrable Shares shall cease to be Class B Registrable Shares upon any sale pursuant to a Registration Statement, Section 4(1) of the Securities Act or Rule 144 under the Securities Act. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Class B Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Class B Preferred even if such conversion has not yet been effected.

                  "Class C Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the Class C Preferred; (ii) any shares of Common Stock of the Company acquired by the Class C Investors pursuant to Section 2 of that certain Stockholders' Agreement by and among the Parties and of even date herewith (the "Stockholders' Agreement"); (iii) any shares of Common Stock of the Company issuable upon exercise of the Warrants (as defined in that certain Convertible Class C Stock and Warrant Purchase Agreement of even date herewith); and (iv) any other shares of Common Stock of the Company issued in respect of such shares described in clauses (i) and (ii) above (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Class C Registrable Shares shall cease to be Class C Registrable Shares upon any sale pursuant to a Registration Statement, Section 4(1) of the Securities Act or Rule 144 under the Securities Act. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Class C Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Class C Preferred even if such conversion has not yet been effected.


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                  "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  "Registrable Shares" means the Class A Registrable Shares, the Class B Registrable Shares and the Class C Registrable Shares, either individually or collectively, depending upon the context.

                  "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  "Shares" means the Class A Preferred, the Class B Preferred and the Class C Preferred, either individually or collectively, depending upon the context.

                  "Stockholders" means the Investors and any persons or entities to whom the rights granted under this Article 1 are transferred by the Investors, their successors or assigns pursuant to Section 3 of the Stockholders' Agreement or Article II hereof.

            1.2 Sale or Transfer of Shares; Legend.

                  (a) The Shares and the Registrable Shares and shares issued in respect of the Shares or the Registrable Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

                  (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for a transfer made in accordance with Rule 144 under the Securities Act or with the terms of Section 3 of the Stockholders' Agreement.

                  (c) Each certificate representing the Shares and the Registrable Shares and shares issued in respect of the Shares or the Registrable Shares shall bear legends substantially in the following forms:


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            The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.

            The shares of stock represented by this certificate are subject to the terms of a Stockholders' Agreement between the Company and the registered owner of this certificate (or the registered owner's predecessor in interest). Such Agreement is available for inspection without charge at the office of the Treasurer of the Company.

            The foregoing legends shall be removed from the certificates representing any Registrable Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

                  (d) The Company agrees, upon the request of an Investor, to make available to an Investor and to any prospective transferee of any Shares or Registrable Shares of an Investor the information concerning the Company described in Rule 144A(d)(4) under the Securities Act.

            1.3 Required Registrations.

                  (a) Class A Preferred.

                  (i) At any time after the earlier of four years from the date of the Closing or the closing of the Company's first underwritten public offering of shares of Common Stock pursuant to a Registration Statement, a Stockholder or Stockholders holding in the aggregate at least 40% of the Class A Registrable Shares may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Class A Registrable Shares owned by such Stockholder or Stockholders covering at least 33% of the then outstanding Class A Registrable Shares or any lesser percentage provided that the anticipated aggregate offering price is at least $5,000,000 (based on the then current market price or fair value), provided, however, that a Stockholder may not make such a request after such Stockholder has become eligible to sell, transfer or otherwise convey all of such Stockholder's Class A Registrable Shares pursuant to Rule 144 under the Securities Act in any three-month period. If the holders initiating the registration intend to distribute the Class A Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In the event such registration involves an underwriting, the right of other Class A Stockholders to participate shall be conditioned on such Stockholders' participation in such underwriting. Upon


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receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Class A Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their Class A Registrable Shares as such Stockholders may request in such notice of election, subject to the approval of the underwriter managing the offering. The Company shall, as expeditiously as possible, use its best efforts to effect the registration, on Form S-1 or Form S-2 (or any successor form), of all Class A Registrable Shares which the Company has been requested to so register.

                  (ii) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), holders of Common Stock issued or issuable upon conversion of the Class A Preferred Stock will have the right to require the Company to effect an unlimited number of Registration Statements on Form S-3 (or such successor form) of Class A Registrable Shares having an aggregate offering price in each registration on Form S-3 in excess of $500,000 (based on the then current public market price). Such Stockholders shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their Class A Registrable Shares as such Stockholders may request in such notice of election. The Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3, or such successor form, of all Class A Registrable Shares which the Company has been requested to register.

                  (iii) Subject to the terms of Section 1.4(b) hereof, the Company shall be required to effect two registrations pursuant to paragraph (a) above and an unlimited number of registrations pursuant to paragraph (b) above; provided, however, that the Company shall not be required to effect any registration (other than on Form S-3 or any successor form relating to secondary offerings) within six (6) months after the effective date of any other Registration Statement of the Company, provided that the Class A Stockholders were provided an opportunity to effect the sale of Class A Registrable Shares pursuant to such Registration Statement; and provided further that the Company shall not be required to effect more than two registrations pursuant to paragraph (b) above in any 12-month period.

                  (iv) If a the time of any request to register Class A Registrable Shares pursuant to this subsection 1.3(a), the Company is engaged or has fixed plans to engage within thirty (30) days of the time of the request in a registered public offering as to which the Stockholders may include Class A Registrable Shares pursuant to subsection 1.4 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of 180 days from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any two year period.


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                  (b) Class B Preferred.

                  (i) At any time after the earlier of four years from the date of the Closing or the closing of the Company's first underwritten public offering of shares of Common Stock pursuant to a Registration Statement, a Stockholder or Stockholders holding in the aggregate at least 40% of the Class B Registrable Shares may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Class B Registrable Shares owned by such Stockholder or Stockholders covering at least 33% of the then outstanding Class B Registrable Shares or any lesser percentage provided that the anticipated aggregate offering price is at least $5,000,000 (based on the then current market price or fair value), provided, however, that a Stockholder may not make such a request after such Stockholder has become eligible to sell, transfer or otherwise convey all of such Stockholder's Class B Registrable Shares pursuant to Rule 144 under the Securities Act in any three-month period. If the holders initiating the registration intend to distribute the Class B Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In the event such registration involves an underwriting, the right of other Class B Stockholders to participate shall be conditioned on such Stockholders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Class B Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their Class B Registrable Shares as such Stockholders may request in such notice of election, subject to the approval of the underwriter managing the offering. The Company shall, as expeditiously as possible, use its best efforts to effect the registration, on Form S-1 or Form S-2 (or any successor form), of all Class B Registrable Shares which the Company has been requested to so register.

                  (ii) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), holders of Common Stock issued or issuable upon conversion of the Class B Preferred Stock will have the right to require the Company to effect an unlimited number of Registration Statements on Form S-3 (or such successor form) of Class B Registrable Shares having an aggregate offering price in each registration on Form S-3 in excess of $500,000 (based on the then current public market price). Such Stockholders shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their Class B Registrable Shares as such Stockholders may request in such notice of election. The Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3, or such successor form, of all Class B Registrable Shares which the Company has been requested to register.

                  (iii) Subject to the terms of Section 1.4(b) hereof, the Company shall be required to effect two registrations pursuant to paragraph (a) above and an unlimited number of registrations pursuant to paragraph (b) above; provided, however, that the Company shall not be required to effect any registration (other than on Form S-3 or any


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successor form relating to secondary offerings) within six (6) months after the effective date of any other Registration Statement of the Company, provided that the Class B Stockholders were provided an opportunity to effect the sale of Class B Registrable Shares pursuant to such Registration Statement; and provided further that the Company shall not be required to effect more than two registrations pursuant to paragraph (b) above in any 12-month period.

                  (iv) If a the time of any request to register Class B Registrable Shares pursuant to this subsection 1.3(b), the Company is engaged or has fixed plans to engage within thirty (30) days of the time of the request in a registered public offering as to which the Stockholders may include Class B Registrable Shares pursuant to subsection 1.4 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of 180 days from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any two year period.

            (c) Class C Preferred.

                  (i) At any time after the earlier of four years from the date of the Closing or the closing of the Company's first underwritten public offering of shares of Common Stock pursuant to a Registration Statement, a Stockholder or Stockholders holding in the aggregate at least 40% of the Class C Registrable Shares may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Class C Registrable Shares owned by such Stockholder or Stockholders covering at least 33% of the then outstanding Class C Registrable Shares or any lesser percentage provided that the anticipated aggregate offering price is at least $5,000,000 (based on the then current market price or fair value), provided, however, that a Stockholder may not make such a request after such Stockholder has become eligible to sell, transfer or otherwise convey all of such Stockholder's Class C Registrable Shares pursuant to Rule 144 under the Securities Act in any three-month period. If the holders initiating the registration intend to distribute the Class C Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In the event such registration involves an underwriting, the right of other Class C Stockholders to participate shall be conditioned on such Stockholders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Class C Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their Class C Registrable Shares as such Stockholders may request in such notice of election, subject to the approval of the underwriter managing the offering. The Company shall, as expeditiously as possible, use its best efforts to effect the registration, on Form S-1 or Form S-2 (or any successor form), of all Class C Registrable Shares which the Company has been requested to so register.


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                  (ii) At any time after the Company becomes eligible to file a
Registration Statement on Form S-3 (or any successor form relating to secondary offerings), holders of Common Stock issued or issuable upon conversion of the Class C Preferred Stock will have the right to require the Company to effect an unlimited number of Registration Statements on Form S-3 (or such successor form) of Class C Registrable Shares having an aggregate offering price in each registration on Form S-3 in excess of $500,000 (based on the then current public market price). Such Stockholders shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their Class C Registrable Shares as such Stockholders may request in such notice of election. The Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3, or such successor form, of all Class C Registrable Shares which the Company has been requested to register.

                  (iii) Subject to the terms of Section 1.4(b) hereof, the Company shall be required to effect two registrations pursuant to paragraph (a) above and an unlimited number of registrations pursuant to paragraph (b) above; provided, however, that the Company shall not be required to effect any registration (other than on Form S-3 or any successor form relating to secondary offerings) within six (6) months after the effective date of any other Registration Statement of the Company, provided that the Class C Stockholders were provided an opportunity to effect the sale of Class C Registrable Shares pursuant to such Registration Statement; and provided further that the Company shall not be required to effect more than two registrations pursuant to paragraph (b) above in any 12-month period.

                  (iv) If a the time of any request to register Class C Registrable Shares pursuant to this subsection 1.3(c), the Company is engaged or has fixed plans to engage within thirty (30) days of the time of the request in a registered public offering as to which the Stockholders may include Class C Registrable Shares pursuant to subsection 1.4 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of 180 days from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any two year period.

            1.4 Incidental Registration.

                  (a) Whenever the Company proposes to file a Registration Statement (including pursuant to subsection 1.3) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within twenty (20) days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered


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under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this subsection 1.4 without obligation to any Stockholder.

                  (b) In connection with any offering under this subsection 1.4 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, have a material adverse effect on the success of the offering by the Company. If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares which the holders have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect; provided that no persons or entities other than the Company, the Stockholders and persons or entities holding registration rights granted in accordance with subsection 1.11 hereof shall be permitted to include securities in the offering. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the number of shares to be offered shall be reduced or limited in the following order of priority: (x) first, the securities proposed by the Company to be sold for its own account (except where the Company is the party that initiated such registration); (y) second, the number of shares to be offered by all other holders of securities of the Company other than the holder of Registrable Shares or other holders who have registration rights to the extent necessary to reduce the total number of shares as recommended by such managing underwriters; and (z) third, if further reduction or limitation is required, the number of shares to be offered for the account of the Stockholders shall be reduced or limited on a pro rata basis in proportion to the relative number of Registrable Shares of the Stockholders participating in such registration. Notwithstanding the foregoing sentence, in the case of the first registration affected pursuant to Section 1.3(a), 1.3(b) or 1.3(c) hereof, if the number of Registrable Shares to be included in such underwriting is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the number of shares to be offered shall be reduced or limited on a pro rata basis in proportion to the relative number of Registrable Shares of the Stockholders participating in such registration (regardless of whether pursuant to Section 1.3 or this Section 1.4), provided, however, that if there is a such a reduction or limitation, then the Stockholder that has not requested such a registration shall be deemed to have expended one of their two registrations pursuant to Section 1.3(a)(i), 1.3(b)(i) or 1.3(c)(i), as the case may be, as long as such Stockholder has been able to include in such registration at least 66 2/3% of the Registrable Shares that such stockholder desired to include in such registration.

                  (c) Withdrawal Election. If, as a result of the proration provisions of the Section 1.4, any Stockholder shall not be entitled to include at least 50% of the Registrable


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Shares in such Incidental Registration pursuant to Section 1.4(a) that such
Stockholder has requested to be included, such Stockholder may elect to withdraw his, her or its request to include Registrable Shares in such registration (a "Withdrawal Election") without incurring any liability for his, her or its fees and expenses; provided, however, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, a Stockholder shall no longer have any right to include Registrable Shares in the Registration as to which such Withdrawal Election is made.

            1.5 Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

            (a) Prepare and file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause such Registration Statement to become effective; provided that before filing a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference after the initial filing of any Registration Statement, the Company shall furnish to the Stockholders of the Registrable Shares covered by such Registration Statement (such shares, "Registered Shares") and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such Stockholders and underwriters.

            (b) Prepare and file with the Commission such amendments and post-effective amendments to a Registration Statement as may be necessary to keep such registration effective for a period of six (6) months or until the Stockholder or Stockholders have completed the distribution described in the Registration Statement relating thereto, whichever first occurs; provided, however, that the Company, in good faith, may delay the filing of any amendment or supplement to the Registration Statement for a reasonable period of time, not to exceed 120 days, in order to permit the Company (A) to effect disclosure or disposition or consummation of any transaction requiring confidential treatment which is being actively pursued at such time and which would require disclosure in the Registration Statement or (B) to negotiate, effect or complete any transaction which the Company reasonably believes might be jeopardized, delayed or made more costly to the Company by disclosure in the Registration Statement; and provided further, however, that (i) such 6 month period shall be extended for a period of time equal to the period the Stockholder refrains from selling any securities included in such registration in accordance with the provisions of Section 1.10 hereof;
      (ii) such 6 month period shall be extended by the number of days during the period from and including the date of the giving of notice pursuant to
      Section 1.5(e) hereof to and including the date when each Stockholder of Registrable Shares covered by such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 1.5(e) hereof; and (iii) in the case of any registration of Registrable Shares on Form S-3 which are intended to be offered on a continuous or delayed basis, such 6 month period shall be extended, if necessary, to keep the Registration Statement effective until all such Registrable Shares are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section l0(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the Registration Statement, the incorporation by reference in the Registration Statement of periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act that contain the information required to be included in (y) and (z) above;

            (c) Cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such prospects;

            (d) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus as a Stockholder from time to time may reasonably request;

            (e) Notify each seller of Registered Shares covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (f) Cause all such Registered Shares to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if not then listed, cause such Registered Shares to be included in whatever exchange or national automated quotation system the Board of Directors determines is appropriate;

            (g) Provide a transfer agent and registrar for all Registered Shares and a CUSIP number for all such Registered Shares, in each case not later than the effective date of such registration;

            (h) Make available for inspection during regular business hours by any seller of Registrable Shares, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by such seller, underwriter, attorney or accountant in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (A) the disclosure of such Records is, in the opinion of counsel for the selling Stockholders, reasonably necessary to avoid or correct any misstatement or omission in the Registration Statement, (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (C) the disclosure of such Records is required by any governmental regulatory body with jurisdiction over any seller of Registrable Shares. Such seller, upon learning, that disclosure of such Records is sought in a court of competent jurisdiction, shall notify the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

            (i) Cooperate with the sellers of Registered Shares and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing the Registered Shares to be sold, without any restrictive legends, in such denominations and registered in such names as the managing underwriter(s) may request at least two business days prior to any sale thereof to the underwriters, if applicable;

            (j) Participate, to the extent reasonably requested by the managing underwriter for the offering or the selling Stockholders, in efforts to sell the Registrable Shares under the offering (including, without limitation, participating in "roadshow" meetings with prospective investors) that would be customary for underwritten primary offerings of a comparable percent of equity securities by the Company;

            (k) Obtain from its accountants "cold-comfort" letters, dated the effective date of the Registration Statement and the date of the closing of the sale of the Registered Shares, and addressed to the Company and the selling Stockholders, in form and substance as are customarily issued in connection with underwritten public offerings;

            (l) Obtain from its counsel an opinion, addressed to the selling Stockholders, with respect to the offering in form and substance reasonably satisfactory to a majority-in-interest of such Stockholders;

            (m) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security Stockholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

            (n) In connection with any underwritten offering pursuant to a Registration Statement filed pursuant to Section 1 hereof, the Company will enter into any underwriting agreement reasonably necessary to effect the offer and sale of Common stock, provided such underwriting agreement contains customary underwriting, indemnification and contribution provisions; provided, however, that no Stockholder will be liable for indemnification or contribution in excess of the net proceeds such Stockholder received in the offering;

            (o) Use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

            (p) Use its best efforts to cause such Registrable Shares covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Shares; and

            (q) Take all such other actions as the underwriters, if any, and a majority-in-interest of the selling Stockholders reasonably request in order to expedite or facilitate the disposition of such Registrable Shares (including, without limitation, effecting a stock split or combination of shares).

            1.6 Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration under subsection 1.3 is withdrawn at the request of the Class B or Class C Stockholders, as applicable, requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the requesting Stockholders, elect not to have such registration counted as a registration requested under subsection 1.3, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Article 1, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company and the fees and expenses of one counsel selected by the selling Stockholders, as applicable, to represent the selling Stockholders, as applicable, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of the selling Stockholders' own counsel (other than the counsel selected to represent all selling Stockholders).

            1.7 Indemnification and Contribution. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will promptly reimburse such seller, underwriter and each such controlling person upon demand for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

            In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if but only if, the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Stockholders hereunder shall be limited to an amount equal to the proceeds to each Stockholder of Registrable Shares sold as contemplated herein.

            Each party entitled to indemnification under this subsection 1.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article 1. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

            In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this subsection 1.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this subsection 1.7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling

Stockholder, as applicable, or any such controlling person in circumstances for which indemnification is provided under this subsection 1.7; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Stockholder on the one hand and the Company on the other in connection with the action that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a holder exceed the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

            1.8 Indemnification with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to subsection 1.3(a), 1.3(b) or 1.3(c), the Company agrees to enter into an underwriting agreement containing customary representations and warranties of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering, provided that such agreement shall not provide that the Stockholders are subject to indemnification obligations greater than as set forth herein.

            1.9 Information by Holder. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Article 1.

            1.10 "Market Stand-Off Agreement.

                  (a) Each Stockholder, if requested by the Company and an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a specified period of time (not to exceed 180 days) following the effective date of a Registration Statement; provided, that:

                  (i) such agreement shall only apply to the first such
            Registration Statement covering Common Stock of the Company to be sold on its behalf to the public in an underwritten offering; and

                  (ii) all Stockholders holding not less than the number of
            shares of Common Stock held by such Stockholder (including shares of Common Stock issuable upon the conversion of Shares, or other convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Company enter into similar agreements.

                  (c) The agreements described in subsection (a) above shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the stand-off period.

            1.11 Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of Stockholders holding at least 66 2/3% of the Registrable Shares, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include securities of the Company in any registration filed under subsection 1.3 or 1.4, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only on terms substantially similar to the terms on which holders of Registrable Shares may include shares in such registration, including the terms of Section 1.4(b) hereof; provided, however, that under the terms of such agreement the number of Registrable Shares to be included by the initiator of a demand registration pursuant to Section 1.3 hereof shall not be reduced to allow such holder or prospective holder to include securities in such registration or (b) to make a demand registration which could result in such registration statement being declared effective prior to the initial public offering.

            1.12 Rule 144 Requirements. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

                  (a) Comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

                  (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (c) furnish to any holder of Registrable Shares upon request
(i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

            1.13 Selection of Underwriter. In the case of any registration effected pursuant to this Article I, the Company shall have the right to designate the managing underwriter in any underwritten offering, subject to the approval of the holders of a majority of the Registrable Shares requested to be included in such offering, which approval shall not be unreasonably withheld.

            1.14 Mergers, Etc. The Company shall not, directly or indirectly, enter into any merger, consolidation, or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation, or reorganization, agree in writing to assume the obligations of the Company under this Article 1, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities that each Stockholder would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation, or reorganization; provided, however, that the provisions of this Article I shall not apply in the event of any merger, consolidation, or reorganization in which the Company is not the surviving corporation if all Stockholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation that may be immediately sold to the public without registration under the Securities Act, or
(iii) securities of the acquiring corporation that the acquiring corporation has agreed to register within ninety (90) days of completion of the transaction for resale to the public pursuant to the Securities Act.

                                   ARTICLE II
                           TRANSFERS OF CERTAIN RIGHTS

            2.1 The rights granted to the Investors under this Agreement may be transferred by such Investor to an affiliate, partner, shareholder or immediate family member of such Investor or any transferee who after such transfer holds at least 20% of the Investor's Registrable Shares; provided, however, that the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being transferred, and that the Company gives its consent to the transfer of rights to any transferee which is not an affiliate, partner, shareholder, or immediate family member of the Investor, which consent shall not be unreasonably withheld.

            2.2 Transferees. Any transferee to whom rights under this Agreement are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon the Investor under this Agreement to the same extent as if such transferee were the Investor.

            2.3 Subsequent Transferees. A transferee to whom rights are transferred pursuant to this Section 2 may not again transfer such rights to any other person or entity, other than as provided in Subsection 2.1 or Subsection
2.2 above

                                   ARTICLE III
                                  MISCELLANEOUS

            3.1 No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Shares in this Agreement.

            3.2 Adjustments Affecting Registrable Shares. The Company will not take any action, or permit any change to occur, with respect to its securities that would adversely affect the ability of the holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement or that would adversely affect the marketability of such Registrable Shares in any such registration (including, without limitation, effecting a stock split or a combination of shares).

            3.3 Remedies. Any person having rights under any provision of this Agreement will be entitled to enforce such rights specifically (without posting any bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

            3.4 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended and the Company may take action herein prohibited, or omit to perform any act herein required to be performed by it, if, but only if, the Company has obtained the written consent of holders of at least 2/3 of each of the Class A, the Class B and the Class C Registrable Shares then in existence.

            3.5 Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, irrespective of whether any express assignment has been made, the provisions of this Agreement that are for the benefit of purchasers or holders of Registrable Shares are also for the benefit of; and enforceable by, any subsequent holder permitted by Section 2.1.

            3.6 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida. Each of the Company and each Investor hereby irrevocably and unconditionally submit to the jurisdiction of the courts of the State of Florida and the United States of America located in the State of Florida (the "Florida Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agree not to commence any litigation relating thereto except in such courts), consent to service of process in such Florida Courts, waive any objection to the laying of venue of any such litigation in Alachua County, Florida, and agree not to plead or claim in any Florida Court that such litigation brought therein has been brought in any inconvenient forum.

            3.7 Term of Registration Rights. Notwithstanding anything to the contrary contained herein, the registration rights of each holder of Registrable Shares set forth in Section 1 shall terminate in their entirety on the fifth anniversary of a Qualified Class A, Qualified Class B or Qualified Class C Offering (each as defined in Article Fourth, Section B.5(a) of the Company's Articles of Incorporation), as the case may be.

            3.8 Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

            3.9 Notices. Any and all notices or elections permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice or election and shall be delivered personally, by courier or sent by registered or certified mail, return receipt requested, to the Company and the Stockholders at their respective addresses below:

      If to the Company to:

                  Regeneration Technologies, Inc.
                  One Innovation Drive
                  Alachua, Florida 32615
                  Attn: Richard R. Allen

                  with copy (which shall not constitute notice) to:

                  Piper & Marbury L.L.P.
                  1200 Nineteenth Street, N.W.
                  Washington, DC 20036
                  Attn: Theodore D. Segal, Esquire

      If to the Class C Investors to:

                  Medtronic Asset Management, Inc.
                  7000 Central Avenue, N.E.
                  Minneapolis, MN 55402
                  Attn: Vice President & Chief Development Officer

                  with copy to:

                  Medtronic Asset Management, Inc.
                  7000 Central Avenue, N.E.
                  Minneapolis, MN 55402
                  Attn: General Counsel

                  and

                  Stephens-Regeneration LLC
                  111 Center Street, Suite 2500
                  Little Rock, AR 72201
                  Attn: President

                  with copy to:

                  Stephens-Regeneration LLC
                  111 Center Street, Suite 2500
                  Little Rock, AR 72201
                  Attn: Jackson Farrow, Esquire

      If to the Class A or Class B Investors, to the addresses set forth below their respective names in Exhibit A and Exhibit B hereto.

            3.10 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement or any provision of the other Agreements shall not in any way be affected or impaired thereby.

            3.11 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            3.12 No Registration of Preferred Stock. The registration rights contained herein apply only to the Company's Common Stock, and the Company shall never be obligated to register any of the Class A Preferred, Class B Preferred or the Class C Preferred.

            3.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed an original, and all such counterparts taken together shall constitute one and the same instrument.

                         [signatures begin on next page]

      IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first written above.


      REGENERATION TECHNOLOGIES, INC.

By: /s/ James M. Grooms
   --------------------------------
Name: James M. Grooms
Its:  President


CLASS A STOCKHOLDERS

      JAMES M. GROOMS

      /s/ James M. Grooms
      ------------------------------


      UNIVERSITY OF FLORIDA TISSUE BANK

By:
   --------------------------------
Name: Nancy R. Holland
Its:  President


      UNIVERSITY OF FLORIDA RESEARCH FOUNDATION, INC.

By:
   --------------------------------
Name:
Its:


      LB I GROUP, INC.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------

      IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first written above.


      REGENERATION TECHNOLOGIES, INC.

By: /s/ James M. Grooms
   --------------------------------
Name: James M. Grooms
Its:  President


CLASS A STOCKHOLDERS

      JAMES M. GROOMS

      /s/ James M. Grooms
      -----------------------------


      UNIVERSITY OF FLORIDA TISSUE BANK

By:
   --------------------------------
Name: Nancy R. Holland
Its:  President


      UNIVERSITY OF FLORIDA RESEARCH FOUNDATION, INC.

By: /s/ Thomas E. Walsh
   --------------------------------
Name: Thomas E. Walsh
Its:  Secretary 10-8-99


      LB I GROUP, INC.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------

      IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first written above.


      REGENERATION TECHNOLOGIES, INC.

By: /s/ James M. Grooms
   --------------------------------
Name: James M. Grooms
Its:  President


CLASS A STOCKHOLDERS

      JAMES M. GROOMS

      /s/ James M. Grooms
      -----------------------------


      UNIVERSITY OF FLORIDA TISSUE BANK, INC. [ILLEGIBLE] 10/6/99

By: /s/ Nancy R. Holland
   --------------------------------
Name: Nancy R. Holland
Its:  President


      UNIVERSITY OF FLORIDA RESEARCH FOUNDATION, INC.

By:
   --------------------------------
Name:
Its:


      LB I GROUP, INC.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------

      IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first written above


      REGENERATION TECHNOLOGIES, INC.

By:
   --------------------------------
Name: James M. Grooms
Its:  President


CLASS A STOCKHOLDERS

      JAMES M. GROOMS


      ------------------------------


      UNIVERSITY OF FLORIDA TISSUE BANK

By:
   --------------------------------
Name: Nancy R. Holland
Its:  President


      UNIVERSITY OF FLORIDA RESEARCH FOUNDATION, INC.

By:
   --------------------------------
Name:
Its:


      LB I GROUP, INC.

By: /s/ Fred Steinberg
   --------------------------------
Name: Fred Steinberg
     ------------------------------
Its: Vice President
    -------------------------------

By: /s/ [ILLEGIBLE]                         DESIGNATED SIGNATORY
   ---------------------------------            Pursuant to
Name:                                        Power of Attorney
     ------------------------------
Its:
    -------------------------------


      FREDERICK R. ADLER

      /s/ [ILLEGIBLE]                        DESIGNATED SIGNATORY
      -----------------------------              Pursuant to
                                              Power of Attorney


      2001 PARTNERS, L.P.

By: /s/ [ILLEGIBLE]                         DESIGNATED SIGNATORY
   ---------------------------------            Pursuant to
Name:                                        Power of Attorney
     ------------------------------
Its:
    -------------------------------


      SIPAREX PME

By:
   ---------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      MICHEAL LEWIS, M.D.

     ------------------------------


      SIPAREX DEVELOPMENT

By:
   ---------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      PHILIP R. CHAPMAN

      EURO-AMERICA II, L.P.

By:
   ---------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      FREDERICK R. ADLER


      -----------------------------


      2001 PARTNERS, L.P.

By:
   ---------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      SIPAREX PME

By:
   ---------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      MICHEAL LEWIS, M.D.

     ------------------------------


      SIPAREX DEVELOPMENT

By:
   ---------------------------------
Name:
     ------------------------------
Its:
    -------------------------------

      PHILIP R. CHAPMAN

      -----------------------------


      JACQUES VALLEE

      /s/ Jacques Vallee
      -----------------------------


      RTI ADVISORY GROUP, L.L.C.

By:
   ---------------------------------
Name:
     ------------------------------
Its:
    -------------------------------

      PHILIP R. CHAPMAN

      -----------------------------


      JACQUES VALLEE

      -----------------------------


      RTI ADVISORY GROUP, L.L.C.

By: /s/ Kevin T. Foley, M.D.
   ---------------------------------
Name: Kevin T. Foley, M.D.
     ------------------------------
Its:
    -------------------------------

      /s/ [ILLEGIBLE]                        DESIGNATED SIGNATORY
      -----------------------------              Pursuant to
                                              Power of Attorney


      JACQUES VALLEE

     ------------------------------


      RTI ADVISORY GROUP, L.L.C.

By:
   ---------------------------------
Name:
     ------------------------------
Its:
    -------------------------------

      PHILIP R. CHAPMAN

      /s/ Philip R. Chapman
      -----------------------------


      JACQUES VALLEE

     ------------------------------


      RTI ADVISORY GROUP, L.L.C.

By:
   ---------------------------------
Name:
     ------------------------------
Its:
    -------------------------------

CLASS B STOCKHOLDERS


      FREDERICK R. ADLER

      -----------------------------


      PHILIP R. CHAPMAN

      -----------------------------


      ADLER CHILDREN TRUST

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      EURO-AMERICA-II, L.P.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      LB I GROUP INC.

By: /s/ Fred Steinberg
   --------------------------------
Name: Fred Steinberg
     ------------------------------
Its: Vice President
    -------------------------------


      LB MBG VC PARTNERS 1998 (A) L.P.

By: /s/ Fred Steinberg
   --------------------------------
Name: Fred Steinberg
     ------------------------------
Its: Vice President of LBI Group Inc.
    ---------------------------------
     Its General Partner

CLASS B STOCKHOLDERS


      FREDERICK R. ADLER

      /s/ [ILLEGIBLE]                  DESIGNATED SIGNATORY
      ------------------------------       Pursuant To
                                        Power of Attorney

      PHILIP R. CHAPMAN

      /s/ [ILLEGIBLE]                 DESIGNATED SIGNATORY
      ------------------------------      Pursuant To
                                       Power of Attorney

      ADLER CHILDREN TRUST

By: /s/ [ILLEGIBLE]                  DESIGNATED SIGNATORY
   --------------------------------      Pursuant To
Name:                                 Power of Attorney
     ------------------------------
Its:
    -------------------------------


      EURO-AMERICA-II, L.P.

By: /s/ [ILLEGIBLE]                  DESIGNATED SIGNATORY
   --------------------------------      Pursuant To
Name:                                 Power of Attorney
     ------------------------------
Its:
    -------------------------------


      LB I GROUP INC.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      LB MBG VC PARTNERS (A) L.P.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      LB MBG VC PARTNERS (B) L.P.

CLASS B STOCKHOLDERS


      FREDERICK R. ADLER

      -----------------------------


      PHILIP R. CHAPMAN

      /s/ Philip R. Chapman
      -----------------------------


      ADLER CHILDREN TRUST

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      EURO-AMERICA-II, L.P.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      LB I GROUP INC.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      LB MBG VC PARTNERS 1998 (A) L.P.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------

      LB MBG VC PARTNERS 1998 (B) L.P.

By: /s/ Fred Steinberg
   --------------------------------
Name: Fred Steinberg
     ------------------------------
Its: Vice President of LB I Group Inc.
    ---------------------------------
     Its General Partner


      LB MGB VC PARTNERS 1998 (C) L.P.

By: /s/ Fred Steinberg
   --------------------------------
Name: Fred Steinberg
     ------------------------------
Its: Vice President of LB I Group Inc.
    ---------------------------------
     Its General Partner


      LB MGB VC PARTNERS 1998 (D) L.P.

By: /s/ Fred Steinberg
   --------------------------------
Name: Fred Steinberg
     ------------------------------
Its: Vice President of LB I Group Inc.
    ---------------------------------
     Its General Partner


      MICHAEL LEWIS, M.D.

      -----------------------------

      2001 PARTNERS, L.P.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------

      LB MBG VC PARTNERS (B) L.P.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      LB MGB VC PARTNERS (C) L.P.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      LB MGB VC PARTNERS (D) L.P.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      MICHAEL LEWIS, M.D.

      -----------------------------

      2001 PARTNERS, L.P.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      LB MGB VC PARTNERS (C) L.P.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      LB MGB VC PARTNERS (D) L.P.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      MICHAEL LEWIS, M.D.

      -----------------------------

      2001 PARTNERS, L.P.

By: /s/ [ILLEGIBLE]                  DESIGNATED SIGNATORY
   --------------------------------      Pursuant To
Name:                                 Power of Attorney
     ------------------------------
Its:
    -------------------------------

      SIPAREX PME

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      SIPAREX DEVELOPMENT

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      JACQUES VALLEE

      /s/ Jacques Vallee
      -----------------------------


      RTI ADVISORY GROUP, L.L.C.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


CLASS C STOCKHOLDERS


      MEDTRONIC ASSET MANAGEMENT, INC.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


     ------------------------------


By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------

      SIPAREX PME

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      SIPAREX DEVELOPMENT

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      JACQUES VALLEE

      -----------------------------


      RTI ADVISORY GROUP, L.L.C.

By: /s/ Kevin T. Foley, M.D.
   --------------------------------
Name: Kevin T. Foley, M.D.
     ------------------------------
Its:
    -------------------------------


CLASS C STOCKHOLDERS


      MEDTRONIC ASSET MANAGEMENT, INC.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


     ------------------------------


By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------

      SIPAREX PME

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      SIPAREX DEVELOPMENT

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      JACQUES VALLEE

      -----------------------------


      RTI ADVISORY GROUP, L.L.C.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


CLASS C STOCKHOLDERS


      MEDTRONIC ASSET MANAGEMENT, INC.

By: /s/ Michael D. Ellwein
   --------------------------------
Name: Michael D. Ellwein
     ------------------------------
Its: Vice President and Chief Development Officer
    -------------------------------


     STEPHENS-REGENERATION LLC


By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------

      SIPAREX PME

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      SIPAREX DEVELOPMENT

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


      JACQUES VALLEE

      -----------------------------


      RTI ADVISORY GROUP, L.L.C.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


CLASS C STOCKHOLDERS


      MEDTRONIC ASSET MANAGEMENT, INC.

By:
   --------------------------------
Name:
     ------------------------------
Its:
    -------------------------------


     STEPHENS-REGENERATION LLC


By: /s/ Jackson Farrow, Jr.
   --------------------------------
Name: Jackson Farrow Jr.
Its: Vice-President of Stephens Group, Inc., its manager

                                    EXHIBIT A

Class B Investors:

Frederick R. Adler
C/O Jay Nickse
Venad Administrative Services, Inc.
Suite 807, 342 Madison Avenue
New York, NY 10173

Philip R. Chapman
Suite 807, 342 Madison Avenue
New York, NY 10173

Adler Children Trust
C/O Jay Nickse
Venad Administrative Services, Inc.
Suite 807, 342 Madison Avenue
New York, NY 10173

Euro-America-LI, L.P.
C/O Jay Nickse
Venad Administrative Services, Inc.
Suite 807, 342 Madison Avenue
New York, NY 10173

LB I Group Inc.
Attn: Fred E. Steinberg, Vice President
Lehman Brothers, Inc.
3 World Financial Center--8th Floor
New York, NY 10285-0800

LB MBG VC Partners (A) L.P.
Attn: Fred E. Steinberg, Vice President
Lehman Brothers, Inc.
3 World Financial Center--8th Floor
New York, NY 10285-0800

LB MBG VC Partners (B) L.P.
Attn: Fred E. Steinberg, Vice President
Lehman Brothers, Inc.
3 World Financial Center--8th Floor
New York, NY 10285-0800

LB MBG VC Partners (C) L.P.
Attn: Fred E. Steinberg, Vice President
Lehman Brothers, Inc.
3 World Financial Center--8th Floor
New York, NY 10285-0800

LB MBG VC Partners (D) L.P.
Attn: Fred E. Steinberg, Vice President
Lehman Brothers, Inc.
3 World Financial Center--8th Floor
New York, NY 10285-0800

Michael Lewis, M.D.
Goldman, Sachs & Co.
Attn: IRA Department
10 Hanover Square
11th Floor
New York, NY 10005

2001 Partners, L.P.
C/O Jay Nickse
Venad Administrative Services, Inc.
Suite 807, 342 Madison Avenue
New York, NY 10173

Siparex PME
Attention: J. F. Puech
139, Rue Vendome
69477 Lyon - Cedex 06
FRANCE

Siparex Development
Attention: J. F. Puech
139, Rue Vendome
69477 Lyon - Cedex 06
FRANCE

Jacques Vallee
1835 Franklin Street
#1501
San Francisco, CA 94109

RTI Advisory Group L.L.C.
C/O Robert Hyde
530 Oak Court Drive, Suite 345
Memphis, TN 38117

                                    EXHIBIT B

Class A Investors:

James M. Grooms
One Innovation Drive
Alachua, FL 32615

University of Florida Tissue Bank
One Innovation Drive
Alachua, FL 32615

University of Florida Research Foundation, Inc.
Attn: General Counsel
P.O. Box 100215
Gainesville, FL 32610

LB I Group, Inc.
Attn: Fred E. Steinberg, Vice President
Lehman Brothers, Inc.
3 World Financial Center --8th Floor
New York, NY 10285-0800

Euro-America II, L.P.
C/O Jay Nickse
Venad Administrative Services, Inc.
Suite 807, 342 Madison Avenue
New York, NY 10173

Frederick R. Adler
C/O Jay Nickse
Venad Administrative Services, Inc.
Suite 807, 342 Madison Avenue
New York, NY 10173

2001 Partners, L.P.
C/O Jay Nickse
Venad Administrative Services, Inc.
Suite 807, 342 Madison Avenue
New York, NY 10173

Siparex PME
Attention: J. F. Puech
139, Rue Vendome
69477 Lyon - Cedex 06
FRANCE

Michael Lewis, M.D.
Goldman, Sachs & Co.
Attn: IRA Department
10 Hanover Square
11th Floor
New York, NY 10005

Siparex Development
Attention: J. F. Puech
139, Rue Vendome
69477 Lyon - Cedex 06
FRANCE

Philip R. Chapman
Suite 807, 342 Madison Avenue
New York, NY 10173

Jacques Vallee
1835 Franklin Street
#1501
San Francisco, CA 94109

RTI Advisory Group, L.L.C.
C/O Robert Hyde
530 Oak Court Drive, Suite 345
Memphis, TN 38117


                                     - 2 -